UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

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Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  November 21, 2017 (November 17, 2017)

SERVICEMASTER GLOBAL HOLDINGS, INC.

 (Exact name of each registrant as specified in its charter)

Delaware	001-36507	20-8738320
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

860 Ridge Lake Boulevard, Memphis, Tennessee	38120
(Address of principal executive offices)	(Zip Code)

(901) 597-1400

(Each registrant’s telephone number, including area code)

 _______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Director

On November 17, 2017, the Board of Directors (the “Board”) of ServiceMaster Global Holdings, Inc. (“ServiceMaster” or the “Company”) expanded it directorships by one and appointed Naren K. Gursahaney as a member of the Board to fill the vacancy created by the expansion, all to be effective as of December 1, 2017.  Mr. Gursahaney will serve as a Class III Director, where his initial term will expire at the Company’s 2020 annual stockholders meeting.  The Board determined, after considering all of the relevant facts and circumstances, that Mr. Gursahaney is “independent” as defined under NYSE listing standards.

No arrangements exist between the Company and Mr. Gursahaney or any other person pursuant to which he was selected as a director.  There are no transactions in which Mr. Gursahaney has an interest requiring disclosure under Item 404(a) of SEC Regulation S-K.

Mr. Gursahaney will be entitled to participate in the Company’s publicly disclosed director compensation plans, pursuant to which he will receive an annual retainer on the same terms as the Company’s other non-employee directors.  Such director compensation plans are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 21, 2017 under “The Board of Directors and Corporate Governance— Director Compensation.”

In connection with this announcement, ServiceMaster issued a press release on November 21, 2017, a copy of which is being furnished hereto as Exhibit 99.1.

 Item 9.01. Financial Statements and Exhibits.

 (d)           Exhibits

Exhibit	Description

99.1	Press Release of ServiceMaster Global Holdings, Inc. issued November 21, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

c
SERVICEMASTER GLOBAL HOLDINGS, INC.
(Registrant)

November 21, 2017	By:	/s/ Anthony D. DiLucente
Anthony D. DiLucente
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Ctober 30
Exhibit	Description

99.1	Press Release of ServiceMaster Global Holdings, Inc. issued November 21, 2017.